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                                                                    EXHIBIT 23.3


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

         We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 28, 2000, with respect to the financial statements of Vertical Software, Inc. included in the Registration Statement (Form SB-2) and related Prospectus of FutureLink Corp. dated September 25, 2000.

                                             /s/ ERNST & YOUNG LLP


MCLEAN, VIRGINIA
September 22, 2000